                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported): August 22, 2000
                                                  ---------------


                         Atlantic Premium Brands, Ltd.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware                   1-13747                  36-3761400
----------------------------         ------------           -------------------
(State or Other Jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)


         650 Dundee Road, Suite 370, Northbrook, Illinois      60062
         ------------------------------------------------      -----
             (Address of Principal Executive Offices)        (Zip Code)


        Registrant's telephone number, including area code (847) 412-6200
                                                            -------------

ITEM 5.      OTHER EVENTS.

         On August 22, 2000, Atlantic Premium Brands, Ltd. (the "Company") announced the termination of its distribution arrangement with one of its Prefco division's food distribution customers, Sam's Club, Inc. On August 22, 2000, the Company issued the press release attached as Exhibit 99 to this Current Report on Form 8-K announcing the termination of the distribution arrangement. The information contained in this press release is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ATLANTIC PREMIUM BRANDS, LTD.


                                   By:    /s/Alan F. Sussna
                                          ------------------------------------
                                   Name:  Alan F. Sussna
                                   Title: President and Chief Executive Officer



Dated as of August 22, 2000.

                                  Exhibit Index




 Exhibit #                            Description
-----------       --------------------------------------------------------------


    99             Press Release of the Company dated August 22, 2000*






--------------
*     Filed herewith.